NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL STATEMENTS

      The following Unaudited Pro Forma Combined Financial Statements of MAC Worldwide, Inc. and Subsidiary ("MAC") and Traffic Logic, Inc. ("Traffic") give effect to the merger between MAC and Traffic under the purchase method of accounting prescribed by Accounting Principles Board Opinion No. 16, Business Combinations. The acquisition of Traffic by MAC has been accounted for as a reverse acquisition under the purchase method for business combinations. The combination of the two companies is recorded as a recapitalization of Traffic pursuant to which Traffic is treated as the continuing entity. In connection with the acquisition, MAC will acquire all of the outstanding capital stock of Traffic to which Traffic will merge with and into Traffic Logic Acquisition Co., a wholly owned subsidiary of MAC. At the effective time of the merger MAC will spin off its wholly owned subsidiary to the controlling stockholders of MAC in exchange for 36,066,020 shares which MAC will cancel. These pro forma combined financial statements are presented for illustrative purposes only. The pro forma adjustments are based upon available information and assumptions that management believes are reasonable. The Unaudited Pro Forma Combined Financial Statements do not purport to represent what the results of operations or financial position of MAC would actually have been if the merger had in fact occurred on January 1, 2004, nor do they purport to project the results of operations or financial position of MAC for any future period or as of any date, respectively.

      These Unaudited Pro Forma Combined Financial Statements do not give effect to any restructuring costs or to any potential cost savings or other operating efficiencies that could result from the merger between MAC and Traffic.

      The consolidated financial statements of MAC for the nine months ended September 30, 2004, are derived from unaudited consolidated financial statements and are included in the Form 10-QSB as filed by MAC on November 19, 2004, with the Securities and Exchange Commission.

You should read the financial information in this section along with MAC's historical consolidated financial statements and accompanying notes in prior Securities and Exchange Commission filings.

MAC Worldwide, Inc. and Subsidairy
Unaudited Pro Forma Combined Balance Sheet
September 30, 2004

                                               MAC
                                            Worldwide,
                                               Inc.                             Pro forma adjustments
                                               and       Traffic        -------------------------------------
                                            Subsidiary   Logic, Inc.        DR            CR       Pro forma
                                            ----------   ------------   -----------   ----------- -----------
                                            (Unaudited)  (Unaudited)     (Unaudited)  (Unaudited)  (Unaudited)

CURRENT ASSETS:
    Cash                                    $  509,454    $   666,187  7  3,699,868  2    509,205 $ 4,366,304
    Accounts receivable                        319,562        470,101                2    319,562     470,101
    Inventories                                110,106             --                2    110,106          --
    Due from shareholders                           --        863,018                                 863,018
    Prepaid expenses and other current assets      394         34,083                2        394      34,083
                                             ---------    -----------                             -----------
      TOTAL CURRENT ASSETS                     939,516      2,033,389                               5,733,506

DUE FROM AFFILIATES                            109,159             --                2    109,159          --

DUE FROM OFFICER                                37,763             --                2     37,763          --

SECURITY DEPOSITS                                  536         37,500                2        536      37,500

PROPERTY AND EQUIPMENT                              --        290,901                                 290,901
                                             ---------    -----------                             -----------

                                            $1,086,974    $ 2,361,790                             $ 6,061,907
                                             =========    ===========                             ===========

CURRENT LIABILITIES:
    Accounts payable                        $  381,853    $     4,460  2    286,846               $    99,467
    Accrued expenses and taxes                      --        381,616  2     63,475                   318,141
    Deferred revenue                                --      2,651,417                               2,651,417
    Note payable                                80,559             --                                  80,559
    Income taxes payable                       109,631             --  2    109,631                        --
    Current portion of
     capital lease obligations                      --         31,542                                  31,542
                                             ---------    -----------                             -----------
      TOTAL CURRENT LIABILITIES                572,043      3,069,035                               3,181,126
                                             ---------    -----------                             -----------

CAPITAL LEASE OBLIGATIONS                           --         58,647                                  58,647

DEFERRED REVENUE                                    --      4,147,089                               4,147,089

STOCKHOLDERS' EQUITY (DEFICIT):
 Preferred stock, $.001 par value
  25,000,000 authorized none issued
  and outstanding                                   --             --                                      --

 Common stock, $.001 par value,                  7,881         70,000  5     70,000  1     30,421      35,200
   200,000,000 authorized,                                             4     24,302  5     17,500
   35,699,868 issue and outstanding on a                                             7      3,700
   pro forma basis

 Additional paid-in capital                    248,282             --  1     30,421  4     24,302   3,605,478
                                                                       2    626,773  7  3,696,168
                                                                       5    196,370  3    490,290


 Accumulated other comprehensive income          4,949             --  5      4,949                        --

 Retained earnings (accumulated deficit)       253,819     (4,982,981) 3    490,290  5    253,819  (4,965,633)
                                             ---------    -----------                             -----------
   TOTAL STOCKHOLDERS' EQUITY (DEFICIT)        514,931     (4,912,981)                             (1,324,955)
                                             ---------    -----------                             -----------

                                            $1,086,974    $ 2,361,790                             $ 6,061,907
                                            ==========    ===========                             ===========

MAC Worldwide, Inc. and Subsidairy
Unaudited Pro Forma Combined Statements of Operations
Nine Months Ended September 30, 2004

                                               MAC
                                            Worldwide,
                                               Inc.                             Pro forma adjustments
                                               and       Traffic        -------------------------------------
                                            Subsidiary   Logic, Inc.        DR            CR       Pro forma
                                            ----------   ------------   -----------   ----------- -----------
                                            (Unaudited)  (Unaudited)     (Unaudited)  (Unaudited)  (Unaudited)


NET SALES                                 $  1,628,317 $  2,295,048  3    1,628,316              $  2,295,049
COST OF SALES                                  689,835    1,216,262                   3  689,835    1,216,262
                                           ----------- ------------                              ------------
GROSS PROFIT                                   938,482    1,078,786                                 1,078,787

COSTS AND EXPENSES:
    Commissions                                188,294            -                   3  188,294            -
    Sales                                       11,935    1,785,463                   3   11,935    1,785,463
    General and administrative                 160,876    1,951,669                   3  128,473    1,984,072
                                           ----------- ------------                              ------------
      Total Expense                            361,105    3,737,132                                 3,769,535

LOSS FROM OPERATIONS                           577,377   (2,658,346)                               (2,690,748)

INTEREST EXPENSE                               (14,167)      (4,829)                  3    9,858       (9,138)
                                           ----------- ------------                              ------------

NET INCOME (LOSS) BEFORE TAXES                 563,210   (2,663,175)                               (2,699,886)

INCOME TAX EXPENSE                             109,631            -                   3  109,631            -
                                           ----------- ------------                              ------------

NET INCOME (LOSS)                         $    453,579 $ (2,663,175)                             $ (2,699,886)
                                          ============ ============                              ============

LOSS PER SHARE - BASIC AND DILUTED        $       0.06 $     (46.87)                             $      (0.08)
                                          ============ ============                              ============

WEIGHTED AVERAGE NUMBER OF SHARES
    USED IN CALCULATION OF BASIC AND
    DILUTED LOSS PER SHARE                   7,880,520       56,820      27,262,528                35,199,868
                                          ============ ============                              ============